Exhibit 99.1

PEACE ACQUISITION CORP

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Peace Acquisition Corp

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Peace Acquisition Corp (the “Company”) as of May 26, 2026, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of May 26, 2026, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statement has been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statement, the Company has no revenue, its business plan is dependent on future financing and the completion of a business combination, and the Company’s cash and working capital are not sufficient to complete its planned activities one year from the issuance date of the financial statement. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note 1 to the financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to that matter.

Basis for Opinion

The financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ UHY LLP

We have served as the Company’s auditor since 2025.

New York, New York

June 1, 2026

F-2

PEACE ACQUISITION CORP

BALANCE SHEET

As of May 26, 2026

ASSETS
Cash	$547,815
Prepaid expenses	116,146
Total Current Assets	663,961

Cash held in trust	60,300,000
Total Assets	$60,963,961

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Accrued offering costs and expenses	$122,196
Accrued expenses – related party	20,000
Total Current Liabilities	142,196
Promissory note – related party	100,000
Total Liabilities	242,196

Commitments and contingencies
Ordinary shares subject to possible redemption (6,000,000 shares at $10.05 redemption value)	60,300,000

Shareholders’ Equity:
Preferred shares, $0.0001 par value; 2,000,000 shares authorized; none issued and outstanding	—
Ordinary shares, $0.0001 par value; 200,000,000 shares authorized; 2,737,500 shares issued and outstanding(1) (excluding 6,000,000 shares subject to possible redemption)	274
Additional paid-in capital	624,240
Accumulated deficit	(202,749)

Total Shareholders’ Equity	421,765
Total Liabilities and Shareholders’ Equity	$60,963,961

(1) Includes an aggregate of up to 300,000 ordinary shares subject to forfeiture if the over-allotment is not exercised in full or in part by the underwriter (See Notes 5 and 7).

F-3

PEACE ACQUISITION CORP

Notes to the financial statements

NOTE 1 — ORGANIZATION AND BUSINESS OPERATIONS

Peace Acquisition Corp (the “Company”) was incorporated in the Cayman Islands on June 24, 2025. The Company was formed for the purpose of effecting a merger, capital share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses (the “Business Combination”).

The Company is not limited to a particular industry or sector for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

The Company’s sponsors are Baystar Holding Group Limited, a British Virgin Islands company, and Casper Holding LP, a Delaware limited partnership (the “Sponsors”). As of May 26, 2026, the Company had not commenced any operations. All activity for the period from June 24, 2025 (inception) through May 26, 2026 relates to the Company’s formation and the Initial Public Offering (“IPO”), which is described below. The Company will not generate any operating revenues until after the completion of an initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the IPO. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s IPO became effective on May 14, 2026. On May 26, 2026, the Company consummated the IPO of 6,000,000 units (the “Units” and, with respect to the ordinary share included in the Units being offered, the “Public Shares”) at $10.00 per Unit (or 6,900,000 Units if the underwriter’s over-allotment option is exercised in full), and the sale of 262,500 Units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit in private placements to the Sponsors that was closed simultaneously with the IPO.

Transaction costs amounted to $1,812,486, consisting of $1,200,000 of cash underwriting fees, and $612,486 of other offering costs. These costs were charged to additional paid-in capital or accumulated deficit to the extent additional paid-in capital is fully depleted upon completion of the IPO.

The Company will have until 15 months from the closing of this offering to consummate a Business Combination (the “Combination Period”). However, if the Company has not completed a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares (the holders of the Public Shares, including the Company’s initial shareholders and/or members of its management team to the extent they purchase Public Shares, are referred to as the “Public Shareholders”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to pay taxes, if any, or for working capital requirements (less certain amount of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Public Shareholders and its Board of Directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Going Concern Consideration

As of May 26, 2026, the closing date of the IPO, the Company had $547,815 in its operating bank account, and working capital of $521,765. Further, the Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans in pursuit of a Business Combination.

In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that these conditions raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the audited financial statement is issued. In addition, if the Company is unable to complete a Business Combination within the Combination Period, the Company’s board of directors would proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company. There is no assurance that the Company’s plans to consummate a Business Combination will be successful within the Combination Period. As a result, management has determined that such additional condition also raise substantial doubt about the Company’s ability to continue as a going concern. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

F-4

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statement has been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012, as amended (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $547,815 in cash and no cash equivalents as of May 26, 2026.

Cash Held in Trust Account

As of May 26, 2026, the Company had $60,300,000 in cash held in the Trust Account.

The funds held in the Trust account can be invested in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations and Money Market Fund.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution which, at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts.

F-5

Offering Costs associated with the IPO

The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A — “Expenses of Offering”. Offering costs consist principally of professional and registration fees, and cash underwriting discount, through the balance sheet date that are related to the Initial Public Offering. Offering costs were allocated to the separable financial instruments issued in the Initial Public Offering based on relative fair value basis, compared to total proceeds received. Offering costs allocated to the Public Shares were charged against the carrying value of ordinary shares subject to possible redemption upon the completion of the Initial Public Offering and offering costs allocated to Public Rights (see Note 7) were charged to additional paid in capital upon the completion of the Initial Public Offering.

Ordinary Shares Subject to Possible Redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, 6,000,000 ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

Share-Based Compensation Expense

The Company account for share-based compensation expense in accordance with ASC 718, “Compensation - Stock Compensation” (“ASC 718”). Under ASC 718, share-based compensation associated with equity-classified awards is measured at fair value upon the grant date and recognized over the requisite service period. To the extent a share-based award is subject to a performance condition, the amount of expense recorded in a given period, if any, reflects an assessment of the probability of achieving such performance condition, with compensation recognized once the event is deemed probable to occur. Forfeitures are recognized as incurred.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of May 26, 2026. The Company is currently not aware of any issues under review that could result in significant payments, accruals, or material deviation from its position.

There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statements.

F-6

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurement,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

Fair value is defined as the price that would be received for sale of an asset or paid to transfer of a liability, in an orderly transaction between market participants at the measurement date. US GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

●	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets; The Company’s cash held in trust belongs to level 1;

●	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

●	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

The following table presents information about the Company’s assets that are measured at fair value on May 26, 2026, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine fair value:

	Level	May 26, 2026	Model used
Equity:
Fair value of Public Rights	3	$4,499,997	Black-Scholes Model
Fair value of Public Warrants (see Note 7)	3	$1,962,461	Black-Scholes Model

The following table presents the quantitative information regarding the market assumption used in the valuation of the overallotment option:

	Public Rights	Public Warrants
Calculated unit price	$0.750	$0.327
Probability of Initial Business Combination	45.0%	45.0%
Effective date	May 26, 2026	May 26, 2026
Expiry date	November 26, 2027	November 26, 2032
Volatility	20.0%	10.0%
Risk-Free rate	3.97%	4.44%

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

NOTE 3 — INITIAL PUBLIC OFFERING

Pursuant to the IPO, the Company sold 6,000,000 Units (or 6,900,000 Units if the underwriter’s over-allotment option is exercised in full) at a price of $10.00 per Unit. Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (“Ordinary Shares”), one right (“Rights”), each Right entitling its holder to receive one fifth of one Ordinary Share upon the completion of the Company’s initial business combination, and one redeemable warrant (“Warrants”), each Warrant entitling its holder to purchase one Ordinary Share for $11.50 per share, subject to adjustment. In addition, the Company paid the underwriter a cash underwriting discount of $0.20 per Unit, or $1,200,000 in the aggregate (or $1,380,000 in the aggregate if the underwriter’s over-allotment option is exercised in full), at the closing of the IPO.

As of May 26, 2026, 6,000,000 ordinary shares subject to possible redemption at $10.05 per share reflected on the balance sheet are reconciled in the following table.

As of May 26, 2026
Gross Proceeds	$60,000,000
Less:
Proceeds allocated to Public Rights	(4,499,997)
Proceeds allocated to Public Warrants	(1,962,461)
Offering costs of Public Shares	(1,617,267)
Add:
Remeasurement of carrying value to redemption value	8,379,725
Ordinary shares subject to possible redemption	$60,300,000

F-7

NOTE 4 — PRIVATE PLACEMENTS

Simultaneously with the closing of the IPO, the Company consummated the private sale of 262,500 Private Placement Units, where 202,500 Units was purchased by Sponsor and 60,000 by EBC. Each Unit consists of one ordinary share (“Private Shares”), one right (“Private Right”) to receive one-fifth (1/5) of one ordinary share upon consummation of the Company’s initial Business Combination, and one redeemable warrant to purchase one ordinary share at an exercise price of $11.50 per share. The proceeds from the sale of the Private Placement Units were added to the net proceeds from the IPO held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Units held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law). The Private Placement Units (including the underlying securities) will not be transferable, assignable, or salable until the completion of a Business Combination, subject to certain exceptions. The Private Placement Units are identical to the Units sold in the IPO.

NOTE 5 — RELATED PARTIES

Founder Shares and EBC Founder Shares

On July 9, 2025, the Sponsors received 2,300,000 of the Company’s ordinary shares (“Founder shares”) in exchange for $25,000 paid for deferred offering costs borne by the Sponsors. Up to 300,000 of such founder shares are subject to forfeiture to the extent that the underwriter’s over-allotment is not exercised in full.

On August 2, 2025, the Company issued to EBC 175,000 founder shares (“EBC founder shares”) for a purchase price of $0.011 per share and an aggregate purchase price of $1,902. The EBC founder shares are deemed to be underwriter’s compensation by FINRA pursuant to Rule 5110 of the FINRA Manual. The Company estimated the fair value of the EBC founder shares to be approximately $87,000 or $0.50 per share using the Black-Scholes option pricing model. The Company accounted for the difference between the par value and fair value of the shares as deferred offering cost.

The fair value of the EBC founder shares was estimated at August 2, 2025. The Company used the following assumptions to estimate the fair value of EBC founder shares using Level 3 fair value measurements inputs at the measurement date:

Time to expiration	2.7
Risk-free rate	3.7%
Volatility	10.0%
Dividend yield	0.0%
Probability of completion of business combination	5.0%

The Sponsors have agreed, subject to limited exceptions, the founder shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of our initial business combination, or earlier, if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares for cash, securities or other property.

EBC has also agreed that the EBC founder shares cannot be sold, transferred or assigned (except to the same permitted transferees as the founder shares and provided the transferees agree to the same terms and restrictions as the permitted transferees of the founder shares must agree to, each as described herein) until the consummation of an initial business combination.

Due to Related Parties

The Sponsors paid certain formation, operating or deferred offering costs on behalf of the Company. These amounts are due on demand and non-interest bearing. During the period from June 24, 2025 (inception) through May 26, 2026, the Sponsors paid $296,606 on behalf of the Company, of which $25,000 was collected in exchange for the issuance of Founder Shares. As of May 26, 2026, the amount due to the related parties was $0, all of which was repaid in full upon the closing of the IPO.

F-8

Promissory Note – Related Party

On September 5, 2025, the Company issued an unsecured promissory note to Casper Holding LP, one of the Sponsors (the “Promissory Note”), pursuant to which the Company may borrow up to an aggregate principal amount of $300,000. The Promissory Note is non-interest bearing and payable on the earlier of (i) June 30, 2026, (ii) the date on which the Company consummates an initial public offering of its securities (“IPO”) or (iii) the date on which the Company determines to not proceed with such IPO. As of May 26, 2026, no amounts were outstanding under the Promissory Note, and the Promissory Note expired upon the consummation of the IPO.

On May 21, 2026, the Company issued an unsecured promissory note to EBC (the “EBC Note”). The EBC Note is non-interest bearing and is payable upon consummation of the Company’s initial Business Combination, out of the proceeds released to the Company from the Trust Account.

On May 26, 2026, EBC loaned the Company $100,000 in connection with the IPO at no interest. The proceeds of the EBC loan were added to the Trust Account in order to ensure that the amount initially deposited in the Trust Account is $10.05 per Unit sold to the public in the IPO. If the Company does not complete an Initial Business Combination, the Company will not repay the EBC loan from amounts held in the Trust Account, and its proceeds will be used to fund the redemption of the Company’s Public Shares (subject to the requirements of applicable law). As of May 26, 2026, $100,000 was outstanding under the EBC Note.

Initial Accounting Service Fee

The Company has engaged Ascendant Global Advisors Inc., an affiliate of Casper Holding LP, to assist in including the preparation of financial statements and other accounting consulting services.

During the period from June 24, 2025 (inception) through May 26, 2026, a service fee of $20,000 has been incurred for these services under “accrued expenses – related party”.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Registration Rights

The holders of the Founder Shares, EBC Founder Shares, Private Placement Units and Units that may be issued upon conversion of working capital loans (and all underlying securities) are entitled to registration rights pursuant to a Registration Rights Agreement executed in connection with the IPO requiring the Company to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short form registration demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not be required to effect or permit any registration or cause any registration statement to become effective until the securities covered thereby are released from their lock-up restrictions. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriter a 45-day option from the date of Initial Proposed Public Offering to purchase up to 900,000 additional Units to cover over-allotments, if any, at the IPO price less the underwriting discounts and commissions. The Company believes the fair value of this option is immaterial.

In addition, if EBC introduces the target business with which the Company completes a Business Combination, a fee equal to 1% of the total consideration payable in such Business Combination. EBC will also provide advisory services in connection with the Business Combination, which may include assisting the Company in meetings with shareholders, introducing the Company to potential investors, and supporting the Company with required public filings, for a fee equal to 3.5% of the gross proceeds of the offering, of which 1.5% is payable in cash and 2.0%, at the Company’s option, may be payable in convertible notes. These additional fees will only be payable upon the successful completion of a Business Combination and will not be due if no Business Combination is consummated.

F-9

Accounting Service Agreement

The Company has engaged Ascendant Global Advisors Inc., an affiliate of Casper Holding LP, to assist in preparing quarterly and annual financial statements commencing following the consummation of the IPO. The Company has agreed to pay for these services at a fixed quarterly rate of $5,250 each quarter.

Risks and Uncertainties

The United States and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing Russia-Ukraine conflict and the Israel-Hamas conflict. Although the length and impact of the ongoing conflicts are highly unpredictable, they could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions. Any of the above-mentioned factors could adversely affect the Company’s search for an Initial Business Combination. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Compensation to the Company’s Management

The Company pays Dan (Cathy) Jiang, our Chief Financial Officer, $2,000 per month for serving in such capacity with us commencing upon consummation of the IPO.

Administration Fee

Commencing on the date the Company’s securities are first listed on the Nasdaq Capital Market, Casper Holding LP is allowed to charge the Company an allocable share of its overhead, up to $10,000 per month to the close of the Business Combination, to compensate it for the Company’s use of its office, utilities and personnel.

Redemption Obligations

If the Company is unable to complete its Business Combination within the Combination Period, the Company will redeem 100% of the public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes, less up to $100,000 of interest to pay liquidation and dissolution expenses, divided by the number of then outstanding public shares, subject to applicable law.

The Company may hold a shareholder vote at any time to amend its amended and restated memorandum and articles of association to modify the time period to consummate a Business Combination or the terms of the redemption obligation. In such case, shareholders will be given the opportunity to redeem their shares in connection therewith.

Convertible Working Capital Loans

In connection with the initial business combination, the Company may obtain working capital loans from the Sponsors and the Company’s officers, directors and affiliates to finance transaction costs. Up to $1,500,000 of such loans may, at the option of the lenders, be converted into Private Placement Units at a price of $10.00 per unit.

NOTE 7 — SHAREHOLDERS’ EQUITY

Preferred Shares — The Company is authorized to issue 2,000,000 shares of preferred shares with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of May 26, 2026, there were no shares of preferred shares issued or outstanding.

Ordinary Shares — The Company is authorized to issue 200,000,000 ordinary shares with a par value of $0.0001 per share. Holders of ordinary shares were entitled to one vote for each share.

F-10

As of May 26, 2026, there were 2,737,500 ordinary shares issued and outstanding (excluding the 6,000,000 ordinary shares subject to possible redemption, which are presented as temporary equity), of which an aggregate of up to 300,000 ordinary shares are subject to forfeiture to the extent that the underwriter’s over-allotment option is not exercised in full or in part so that the number of Founder Shares will equal 20% of the Company’s issued and outstanding ordinary shares after the IPO (excluding private shares and EBC Founder Shares (defined below)).

On August 2, 2025, EBC received an aggregate of 175,000 ordinary shares (“EBC Founder Shares”) for an aggregate purchase price of $1,902, or $0.011 per share.

Rights — Except in cases where the Company is not the surviving company in a business combination, each holder of a public or private right will automatically receive one-fifth (1/5) of one ordinary share upon consummation of the initial business combination. The Company will not issue fractional shares in connection with an exchange of rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of Cayman law. In the event the Company is not the surviving company upon completion of the initial business combination, each holder of a right will be required to affirmatively convert his, her or its rights in order to receive the one-fifth (1/5) of one ordinary share underlying each right upon consummation of the business combination. If the Company is unable to complete the initial business combination within the required time period and the Company will redeem the public shares for the funds held in the trust account, holders of rights will not receive any of such funds for their rights and the rights will expire worthless.

Warrants — Each Unit also includes one redeemable warrant. Each whole warrant entitles the holder to purchase one ordinary share at an exercise price of $11.50 per share, subject to adjustment. The warrants become exercisable on the later of (i) 30 days after the completion of the Company’s Initial Business Combination and (ii) 12 months from the closing of the IPO, and will expire five years after the completion of the Initial Business Combination, or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants in whole (and not in part), at a price of $0.01 per warrant, if the last sale price of the Company’s ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending three business days before the Company sends the notice of redemption to the warrant holders.

NOTE 8 — SEGMENT INFORMATION

ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statements information about operating segments, products and services, geographic areas, and major customers. Operating segments are defined as components of an enterprise for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker, or group, in deciding how to allocate resources and assess performance.

The Company’s chief operating decision maker has been identified as the Chief Executive Officer (“CODM”), who reviews the operating results for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one operating segment.

When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews the cash held in the Trust Account as a key metric. As of May 26, 2026, the cash held in the Trust Account was $60,300,000.

NOTE 9 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statement was issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.

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